UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02280 )

Exact name of registrant as specified in charter: Putnam Convertible Income-Growth Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Convertible Income-Growth Trust

4|30|06

Semiannual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.
U.S. POSTAGE 3¢
4¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Convertible Income-Growth Trust

4| 30| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	54

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management teams discuss the fund’s performance and strategies for the period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Convertible Income-Growth Trust: seeking opportunities in bond/stock hybrids

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. Stocks are traded on markets, and their value rises and falls with investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond’s yield is often influenced by interest-rate levels.

A third type of security, however, is a unique hybrid of a stock and a bond. A convertible security offers a set rate of interest, like a bond; but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the pre-set conversion price does not change as the underlying stock’s price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations, to small, rapidly growing companies, to companies in cyclically depressed industries such as airlines, autos, and utilities.

Constructing a portfolio that maintains an appropriate balance of risk and return potential requires intensive research and analysis. Putnam’s global equity and credit research

Putnam Convertible Income-Growth Trust’s holdings have spanned sectors and industries over time.

analysts conduct rigorous fundamental and quantitative research to determine the true worth of the issuing company’s business. Putnam Convertible Income-Growth Trust’s management team then constructs a portfolio that it believes offers the best return potential without undue risk.

This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund may also have a significant portion of its holdings in bonds. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Although value investing targets stocks believed to be priced too low, there is no guarantee they will appreciate.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen signifi-cantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives.

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities — corporate bonds and preferred stocks that are convertible into common stock. Its secondary objective is conservation of capital. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.

Highlights

* For the six months ended April 30, 2006, Putnam Convertible Income-Growth Trust’s class A shares returned 9.43% without sales charges.

* The fund’s benchmark, the Goldman Sachs Convertible 100 Index, returned 7.19% .

* The average return for the fund’s Lipper category, Convertible Securities Funds, was 8.93% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 4/30/06

Since the fund's inception (6/29/72), average annual return is 10.86% at NAV and 10.69% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	7.40%	6.82%	104.28%	93.51%

5 years	7.37	6.22	42.72	35.19

3 years	14.19	12.15	48.90	41.07

1 year	17.22	11.07	17.22	11.07

6 months	—	—	9.43	3.68

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

During the first half of its 2006 fiscal year, strong stock market performance and a relatively stable credit environment helped your fund to outperform both its benchmark and its Lipper category average, based on performance at net asset value (NAV, or without sales charges). Throughout the period, we maintained the portfolio’s equity sensitivity at relatively high levels, successfully positioning the fund to benefit from the robust market environment. Small- and mid-cap stocks led the broad equity market higher, which proved supportive for convertible securities since many convertible issuers can be found among these market capitalization tiers. Investments in defense-related industrial companies and airlines were the major contributors to the fund’s solid results.

Market overview

The two most important factors influ-encing the pricing of convertibles are the direction of the broad equity market and credit spreads. Credit spreads are the difference in yield between higher-and lower-quality bonds. During the first half of your fund’s fiscal year, the portfolio benefited from strong stock market performance and a relatively benign credit environment. The broad equity market, as measured by the Dow Jones Wilshire 5000 — a market index containing approximately 6,700 stocks and considered the broadest measure of U.S. stock market performance —returned 11.36% for the six months ended April 30, 2006. Stocks of  small- and mid-cap companies — the most common issuers of convertible securities — led the market, and their convertible securities appreciated accordingly.

Concerning the credit environment, shareholders should keep in mind that during the second half of the fund’s 2005 fiscal year, there was a sharp correction in the convertible market. The major credit rating agencies downgraded debt issued by Ford and General Motors to below investment grade, causing credit spreads to widen quickly. Initially, market participants were concerned that these high-profile downgrades would lead to further downgrades of other issuers and a general weakening of the overall credit environment. Nevertheless, thanks to a fundamentally healthy economy, these fears did not materialize during the semiannual period just ended and the credit environment has remained supportive.

Issuance of new convertibles was moderate during the period, keeping the supply of securities relatively contained and providing the market with another source of support. When interest rates are trending upward, as they have been for some time, the economics of issuing new convertibles becomes decidedly less attractive.

Strategy overview

During the period, we maintained the portfolio’s equity sensitivity at relatively high levels. This strategy benefited results by enabling the fund to participate in the stock market’s robust performance to a substantial extent.

We likewise maintained our strategy of pursuing returns that are higher than the returns of the benchmark by investing in what we believed were the most promising securities, whether or not they are actually part of the benchmark itself. The fund’s benchmark, the Goldman Sachs Convertible 100 Index, contains, as its name indicates, 100 securities. Our approach with the fund’s portfolio involves maintaining exposure to between 80 and 100 companies and at the end of the period, the fund was

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/06.

Equities
Goldman Sachs Convertible 100 Index (convertible securities)	7.19%

S&P 500 Index (broad stock market)	9.64%

Russell 2000 Growth Index (small-company growth stocks)	20.31%

MSCI World Ex-U.S. Index (international stocks)	23.04%

Bonds
Citigroup World Government Bond Index (global government bonds)	1.87%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.18%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	5.20%

just above the high end of this range, with 102 issuers. However, the number of securities the fund owns will normally be greater than the number of companies to which it is exposed because we frequently hold multiple classes of securities issued by a particular company.

In keeping with our approach over much of the prior fiscal year, we also kept the portfolio’s overall credit quality at a relatively high level. Bond yields decline as prices rise, and among lower-quality convertibles, rising prices have caused yields to contract to levels that do not fully compensate investors for the additional risk they assume when choosing a lower-quality investment. Consequently, throughout the period we continued to focus on higher-quality securities that are more sensitive to movements in the equity markets rather than the fixed-income markets.

Your fund’s holdings

Securities issued by defense-related industrial companies were among the fund’s best performers over the period. Defense contractor Northrup Grumman performed exceptionally well, buoyed by quarterly earnings that exceeded analysts’ estimates. The company conducts most of its business with the U.S. government, principally the Department of Defense, and continues to benefit from increased spending to support military efforts in the Middle East and elsewhere.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Another defense-related holding, United Industrial Corporation, also contributed substantially to results. The company manufactures automatic test equipment for electronic instrumentation and control equipment used in airplanes, electronic warfare test and training simulators, and unmanned aerial vehicles. As with Northrup Grumman, the firm’s sales and earnings are benefiting from increased defense spending. Because of the convertible’s exceptional performance, the company called (redeemed) the security during the period and it is no longer in the portfolio.

Wesco International, a wholesale distributor of electrical products, industrial supplies, automation equipment, and data communication apparatus, was also among the fund’s top performers. Robust demand for the company’s products resulted in first quarter 2006 earnings that were 274% higher than earnings in the same quarter one year ago. Reflecting the company’s strong results, the convertible performed extremely well, leading us to take some profits by trimming a portion of the fund’s position.

In addition to the fund’s defense and industrial holdings, the fund also enjoyed excellent performance from investments in two airlines: AMR Corporation, the parent company of American Airlines, and Continental. Despite higher fuel costs, well-positioned airlines have benefited from a stronger economy, which has resulted in

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 4/30/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Security information	Industry or sector

Chubb Corp. (The) (2.1%)	$1.75 cv. pfd.	Insurance

Devon Energy Corp. (2.1%)	Cv. debs. 4.9%, 2008	Oil and gas

Fannie Mae (2.1%)	Ser. 04-1, 5.375% cv. pfd.	Financial

Anixter International, Inc. (2.0%)	Cv. LYON Ser. * zero %, 2033	Computers

Northrop Grumman Corp. (2.0%)	Ser. B, $7.00 cum. cv. pfd.	Aerospace and defense

Citigroup Funding, Inc. (1.9%)	FRN, Ser. GNW, 5.02% cv. pfd.	Insurance

Liberty Media Corp. (1.8%)	Cv. sr. notes 3.5%, 2031	Electronics

Washington Mutual Capital Trust I (1.7%)	$2.688 cum. cv. pfd.	Banking

Freeport-McMoRan Copper &
Gold, Inc. (1.6%)	5.50% cv. pfd.	Metals

Omnicare, Inc. (1.5%)	Cv. debs. Ser. OCR, 3.25%, 2035	Health-care services

greater demand for air travel. Moreover, higher airfares resulting, in part, from fuel surcharges have also boosted carriers’ revenues. Initially, we invested in AMR’s convertible because it offered a high current yield. By the end of the period, we had taken profits and closed out the position as the price of the convertible moved up in step with the price of the company’s common stock. We took profits on the fund’s Continental holdings as well.

The fund held different positions in convertibles issued by diversified manufacturer Tyco International during the period. One long-standing holding was called and then sold early in the period. Although this resulted in a gain relative to the original purchase price, the position actually declined in value during the semiannual period. Another position, established later in the period, generated a modest positive return but did not offset the previous loss. Consequently, Tyco holdings detracted from fund performance over the period. Despite a recent downturn after the firm posted disappointing earnings, we remain positive about the company’s prospects and are maintaining this position.

As we noted earlier in this report, we seek what we believe are highly promising investment opportunities whether they are reflected in the fund’s benchmark index or not. However, there are occasions when we will choose not to invest in a company that is reflected in the index, but then see that company’s securities perform better than we anticipated. That was the case with Advanced Micro Devices (AMD) during the semi-annual period. Because of concerns about the relative competitive dynamics among semiconductor manufacturers and the impact these business fundamentals might have on the performance of AMD’s convertible, we decided to forego purchasing the security at that time. As it turned out, AMD’s convertible performed well, so our decision to avoid it had a negative impact on the fund’s relative performance.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams’ plans for responding to them.

We are reasonably optimistic about the prospects for convertible securities over the coming months because we believe their strength during the first six months of the fund’s fiscal year was due primarily to the underlying rally in common stocks. Even with the strong performance that occurred broadly across the convertible marketplace, we believe there are still attractively priced securities available. In addition, with interest rates continuing to trend upward, convertible financing has become more expensive for potential issuers. As a result, new issuance has receded and security prices could benefit from a perception of scarcity in the convertibles market.

Going forward, we will continue to adhere to our long-term strategy, which has produced healthy returns when the stock market is strong and competitive returns when the stock market is weak. We believe that by maintaining our focus on equity sensitivity and credit quality as the key overarching criteria in our portfolio strategy, the fund will be well positioned to take advantage of the market’s opportunities in the months ahead.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Lower-rated bonds may offer higher yields in return for more risk. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Although value investing targets stocks believed to be priced too low, there is no guarantee they will appreciate.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 4/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.86%	10.69%	9.88%	9.88%	10.03%	10.03%	10.16%	10.05%	10.59%	10.92%

10 years	104.28	93.51	89.56	89.56	89.63	89.63	94.75	88.43	99.31	108.08
Annual average	7.40	6.82	6.60	6.60	6.61	6.61	6.89	6.54	7.14	7.60

5 years	42.72	35.19	37.56	35.56	37.62	37.62	39.25	34.73	41.01	44.55
Annual average	7.37	6.22	6.59	6.27	6.59	6.59	6.85	6.14	7.11	7.65

3 years	48.90	41.07	45.66	42.66	45.66	45.66	46.75	41.94	47.85	50.03
Annual average	14.19	12.15	13.36	12.57	13.36	13.36	13.64	12.38	13.92	14.48

1 year	17.22	11.07	16.39	11.39	16.37	15.37	16.63	12.85	16.94	17.53

6 months	9.43	3.68	9.04	4.04	9.10	8.10	9.24	5.69	9.34	9.57

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 4/30/06

	Goldman Sachs	Lipper Convertible
	Convertible	Securities Funds
	100 Index	category average*

Annual average
(life of fund)	—†	10.73%

10 years	103.24%	121.70
Annual average	7.35	8.17

5 years	22.02	29.31
Annual average	4.06	5.21

3 years	35.39	41.76
Annual average	10.63	12.29

1 year	14.87	16.81

6 months	7.19	8.93

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 4/30/06, there were 71, 71, 59, 56, and 34 funds, respectively, in this Lipper category.

† The benchmark index was not in existence at the time of the fund's inception. The index's inception was 12/31/84.

Fund price and distribution information

For the six-month period ended 4/30/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.264		$0.196	$0.199	$0.220		$0.258	$0.287

Capital gains	—		—	—	—		—	—

Total	$0.264		$0.196	$0.199	$0.220		$0.258	$0.287

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/05	$17.13	$18.08	$16.86	$17.01	$16.99	$17.56	$17.11	$17.13

4/30/06	18.47	19.49	18.18	18.35	18.33	18.95	18.44	18.47

Current yield
(end of period)

Current
dividend rate[1]	2.86%	2.71%	2.13%	2.14%	2.38%	2.30%	2.97%	3.12%

Current 30-day
SEC yield[2]	2.41	2.28	1.67	1.67	1.92	1.85	2.18	2.66

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.85%	10.67%	9.86%	9.86%	10.01%	10.01%	10.15%	10.04%	10.57%	10.91%

10 years	105.59	94.84	90.77	90.77	90.81	90.81	96.02	89.65	100.52	109.42
Annual average	7.47	6.90	6.67	6.67	6.67	6.67	6.96	6.61	7.21	7.67

5 years	48.47	40.69	42.98	40.98	43.08	43.08	44.88	40.21	46.64	50.37
Annual average	8.23	7.07	7.41	7.11	7.43	7.43	7.70	6.99	7.96	8.50

3 years	54.76	46.64	51.34	48.34	51.39	51.39	52.54	47.62	53.66	55.94
Annual average	15.67	13.61	14.81	14.05	14.82	14.82	15.11	13.86	15.39	15.96

1 year	11.44	5.62	10.62	5.62	10.66	9.66	10.96	7.37	11.17	11.80

6 months	5.91	0.33	5.47	0.47	5.50	4.50	5.63	2.21	5.76	6.04

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Convertible Income-Growth Trust from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.45	$ 9.33	$ 9.33	$ 8.04	$ 6.75	$ 4.16

Ending value (after expenses)	$1,094.30	$1,090.40	$1,091.00	$1,092.40	$1,093.40	$1,095.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.26	$ 9.00	$ 9.00	$ 7.75	$ 6.51	$ 4.01

Ending value (after expenses)	$1,019.59	$1,015.87	$1,015.87	$1,017.11	$1,018.35	$1,020.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Average annualized expense
ratio for Lipper peer group†	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Convertible
Income-Growth Trust	66%	53%	94%	116%	208%

Lipper Convertible Securities
Funds category average	77%	103%	93%	100%	128%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. David King is the Portfolio Leader. Robert Salvin is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David King	2006							*

Portfolio Leader	2005					*

Robert Salvin	2006			*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/05.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $570,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam High Securities Fund and Putnam New Value Fund, and a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2006, Portfolio Member Robert Salvin joined your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Goldman Sachs Convertible 100 Index is an unmanaged index of convertible and convertible preferred securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of equity securities from developed countries, excluding the United States.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency.The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 45th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

20th	8th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 75, 62, and 54 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Convertible Securities Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 52%, 16%, and 53%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 39th out of 75, 9th out of 57, and 19th out of 35 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/06 (Unaudited)

CONVERTIBLE BONDS AND NOTES (65.2%)*

	Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Advertising Co. cv. sr. notes 2 7/8s, 2010	$1,900,000	$2,249,125

Aerospace and Defense (2.1%)
AAR Corp. 144A cv. sr. notes 1 3/4s, 2026	3,500,000	3,784,375
Armor Holdings, Inc. cv. sr. sub. notes stepped-coupon 2s
(zero %, 11/1/11) 2024 ††	4,000,000	5,050,000
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	5,100,000	5,412,375
		14,246,750

Airlines (1.2%)
Pinnacle Airlines Corp. cv. sr. notes 3 1/4s, 2025	9,800,000	8,023,750

Automotive (2.3%)
ArvinMeritor, Inc. 144A cv. unsec. stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	6,850,000	7,252,434
United Auto Group, Inc.
144A cv. sr. sub. notes 3 1/2s, 2026	7,800,000	8,307,000
		15,559,434

Biotechnology (4.7%)
Amgen, Inc. 144A cv. sr. notes 3/8s, 2013	10,000,000	9,500,000
Amylin Pharmaceuticals, Inc. cv. sr. notes 2 1/2s, 2011	1,940,000	2,732,975
Amylin Pharmaceuticals, Inc.
144A cv. sr. notes 2 1/2s, 2011	2,500,000	3,521,875
Connetics Corp. 144A cv. sr. notes 2s, 2015	4,000,000	3,220,000
CV Therapeutics, Inc. cv. notes 3 1/4s, 2013	2,000,000	2,000,000
Genzyme Corp. (General Division) cv. sr. notes 1 1/4s, 2023	7,900,000	8,166,625
MGI Pharma, Inc. 144A cv. sr. sub. notes stepped-coupon 1.682s
(zero %, 3/2/11) 2024 ††	5,350,000	3,410,625
		32,552,100

Broadcasting (1.0%)
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	8,010,000	6,988,725

Building Materials (1.0%)
Masco Corp. cv. sr. notes Ser. B, zero %, 2031	14,600,000	6,734,250

Cable Television (0.7%)
Charter Communications, Inc.
144A cv. sr. notes 5 7/8s, 2009	6,600,000	4,884,000

Commercial and Consumer Services (0.5%)
Euronet Services, Inc. 144A cv. debs. 3 1/2s, 2025	3,400,000	3,867,500

CONVERTIBLE BONDS AND NOTES (65.2%)* continued

	Principal amount	Value

Communications Equipment (1.3%)
Andrew Corp. cv. sub. notes 3 1/4s, 2013	$6,700,000	$6,716,750
SafeNet, Inc. 144A cv. sub. notes 2 1/2s, 2010	3,000,000	2,580,000
		9,296,750

Components (0.4%)
Coherent, Inc. 144A cv. sub. bonds 2 3/4s, 2011	2,500,000	2,890,625

Computers (3.6%)
Anixter International, Inc. cv. Liquid Yield Option
Notes (LYON) Ser. * zero %, 2033	18,200,000	13,968,500
Cray, Inc. cv. sr. sub. notes 3s, 2024	2,000,000	1,415,000
Cray, Inc. 144A cv. sr. sub. notes 3s, 2024	4,600,000	3,254,500
Gateway, Inc. 144A cv. sr. notes 2s, 2011	2,400,000	1,719,000
Gateway, Inc. 144A cv. sr. notes 1 1/2s, 2009	2,500,000	1,937,500
Open Solutions, Inc. 144A cv. sr. sub. notes stepped-coupon
1.467s (zero %, 2/2/12) 2035 ††	4,000,000	2,345,000
		24,639,500

Conglomerates (1.5%)
Tyco International Group SA cv. unsub. sr. company
guaranty 3 1/8s, 2023 (Luxembourg)	8,100,000	10,155,375

Consumer Services (0.6%)
FTI Consulting, Inc. 144A cv. sr. sub. notes 3 3/4s, 2012	3,600,000	4,167,000

Electric Utilities (1.0%)
CenterPoint Energy, Inc. cv. unsec. sub notes FRN 2s, 2029	204,900	6,890,787

Electrical Equipment (0.8%)
WESCO International, Inc. 144A cv. debs. Ser. B, 2 5/8s, 2025	2,900,000	5,470,125

Electronics (6.2%)
Agere Systems, Inc. cv. sub. notes 6 1/2s, 2009	7,300,000	7,217,875
Flextronics International, Ltd. cv. sub. notes 1s,
2010 (Singapore)	6,800,000	6,358,000
Intel Corp. 144A cv. sub. bonds 2.95s, 2035	10,700,000	9,135,125
Liberty Media Corp. cv. sr. notes 3 1/2s, 2031	12,100,000	12,054,625
Vishay Intertechnology, Inc.
144A cv. sub. notes 3 5/8s, 2023	7,300,000	7,537,250
		42,302,875

Energy (1.8%)
Cal Dive International, Inc. 144A cv. sr. notes 3 1/4s, 2025	3,800,000	5,476,750
Pride International, Inc. cv. sr. notes 3 1/4s, 2033	4,700,000	6,815,000
		12,291,750

Entertainment (1.5%)
Lions Gate Entertainment Corp.
144A cv. sr. bonds 3 5/8s, 2025 (Canada)	5,800,000	5,270,750
Regal Entertainment Group 144A cv. notes 3 3/4s, 2008	3,800,000	5,296,250
		10,567,000

CONVERTIBLE BONDS AND NOTES (65.2%)* continued

	Principal amount	Value

Financial (1.1%)
PMI Group, Inc. (The) cv. debs. 2 1/2s, 2021	$6,800,000	$7,233,500

Gaming & Lottery (0.9%)
Scientific Games Corp. 144A cv. company guaranty 3/4s, 2024	4,400,000	6,033,500

Health Care Services (4.4%)
Manor Care, Inc. cv. sr. notes stepped-coupon 2 1/8s
(1 7/8s, 8/10/10) 2035 ††	8,000,000	8,620,000
Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	10,670,000	10,469,938
Per-Se Technologies, Inc. 144A cv. notes 3 1/4s, 2024	2,200,000	3,671,250
Universal Health Services, Inc. cv. debs. 0.426s, 2020	12,400,000	7,269,500
		30,030,688

Lodging/Tourism (1.4%)
Hilton Hotels Corp. 144A cv. notes 3 3/8s, 2023	7,500,000	9,459,375

Media (1.0%)
Walt Disney Co. (The) cv. sr. notes 2 1/8s, 2023	6,800,000	7,225,000

Medical Technology (3.0%)
Atherogenics, Inc. 144A cv. sr. notes 1 1/2s, 2012	3,720,000	2,938,800
Cytyc Corp. 144A cv. sr. notes 2 1/4s, 2024	3,650,000	3,832,500
EPIX Medical, Inc. cv. sr. notes 3s, 2024	3,300,000	2,281,125
EPIX Medical, Inc. 144A cv. sr. notes 3s, 2024	4,300,000	2,972,375
Medtronic, Inc. 144A cv. sr. notes 1 5/8s, 2013	8,500,000	8,436,250
		20,461,050

Oil & Gas (2.5%)
Devon Energy Corp. cv. debs. 4.9s, 2008	11,900,000	14,250,250
McMoran Exploration Co. 144A cv. notes 6s, 2008	2,300,000	3,056,125
		17,306,375

Pharmaceuticals (3.8%)
Alza Corp. cv. sub. debs. zero %, 2020	11,400,000	9,177,000
Watson Pharmaceuticals, Inc. cv. debs. 1 3/4s, 2023	9,100,000	8,326,500
Wyeth cv. sr. notes FRN 4.239s, 2024	8,100,000	8,582,760
		26,086,260

Railroads (1.0%)
CSX Corp. cv. sr. unsub. debs. zero %, 2021	5,800,000	7,083,250

Retail (4.5%)
Dick’s Sporting Goods, Inc. cv. sr. notes stepped-coupon 1.606s
(zero %, 2/18/09) 2024 ††	7,600,000	6,032,500
Men’s Wearhouse, Inc. (The) cv. sr. notes 3 1/8s, 2023	5,000,000	6,525,000
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	10,085,000	3,731,450
Nash Finch Co. 144A cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	8,500,000	3,145,000
Pantry, Inc. (The) 144A cv. sub. notes 3s, 2012	2,600,000	3,984,500

CONVERTIBLE BONDS AND NOTES (65.2%)* continued

	Principal amount	Value

Retail continued
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	$1,709,000	$1,888,445
TJX Companies, Inc. (The) cv. LYON zero %, 2021	3,700,000	3,043,250
TJX Companies, Inc. (The) 144A cv. LYON zero %, 2021	2,900,000	2,385,250
		30,735,395

Semiconductor Production Equipment (0.9%)
Kulicke & Soffa Industries, Inc. cv. sub. notes 1/2s, 2008	7,300,000	6,232,375

Technology (1.0%)
ON Semiconductor Corp. cv. sr. sub. notes zero %, 2024	7,500,000	6,712,500

Technology Services (3.1%)
DST Systems, Inc. 144A cv. sr. notes Ser. A, 4 1/8s, 2023	7,300,000	9,900,625
Fair Isaac Corp. 144A cv. sr. notes 1 1/2s, 2023	3,200,000	3,232,000
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	10,500,000	8,071,875
		21,204,500

Telecommunications (3.3%)
American Tower Corp. cv. sr. notes 3s, 2012	4,300,000	7,530,375
Dobson Communications Corp. 144A cv. sr. notes 1 1/2s, 2025	7,000,000	7,463,750
NII Holdings, Inc. 144A cv. sr. notes 2 7/8s, 2034	3,340,000	7,715,400
		22,709,525

Trucks & Parts (0.5%)
Titan International, Inc. 144A cv. sr. notes 5 1/4s, 2009	2,300,000	3,662,750

Waste Management (0.3%)
Waste Connections, Inc. 144A cv. sr. notes 3 3/4s, 2026	2,000,000	1,980,000

Total convertible bonds and notes (cost $419,169,194)		$447,933,464

CONVERTIBLE PREFERRED STOCKS (31.3%)*

	Shares	Value

Advertising and Marketing Services (0.4%)
Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	3,349	$3,084,848

Aerospace and Defense (2.0%)
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	103,000	13,827,750

Banking (3.0%)
Marshall & Ilsley Corp. $1.625 cv. pfd.	322,900	8,598,827
Washington Mutual Capital Trust I $2.688 cum. cv. pfd.	210,500	11,697,485
		20,296,312

CONVERTIBLE PREFERRED STOCKS (31.3%)* continued

	Shares	Value

Broadcasting (0.5%)
Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd.	88,000	$3,278,000

Chemicals (0.9%)
Huntsman Corp. $2.50 cv. pfd.	151,375	6,509,125

Electric Utilities (1.9%)
Entergy Corp. $3.813 cv. pfd. (S)	125,000	6,218,750
Great Plains Energy, Inc. $2.00 cum. cv. pfd. (S)	300,000	7,125,000
		13,343,750

Financial (2.0%)
Fannie Mae Ser. 04-1, 5.375% cv. pfd. (S)	148	14,092,098

Forest Products and Packaging (1.1%)
Smurfit-Stone Container Corp. Ser. A, $1.75
cum. cv. pfd. (S)	326,900	7,396,113

Insurance (7.6%)
Chubb Corp. (The) $1.75 cv. pfd. (S)	407,600	14,724,550
Citigroup Funding, Inc. FRN, Ser. GNW, 5.02% cv. pfd.	418,900	13,375,477
Conseco, Inc. $1.38 cum. cv. pfd. (S)	267,500	7,958,125
IPC Holdings, Ltd. 7.25% cv. pfd. (Bermuda)	124,300	3,216,263
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda)	226,400	6,282,600
Travelers Property Casualty Corp. $1.125 cv. pfd.	263,500	6,495,275
		52,052,290

Investment Banking/Brokerage (1.6%)
Affiliated Managers Group, Inc. 144A $2.55 cv. pfd.	138,000	6,779,250
Merrill Lynch & Co., Inc. Ser. JNC, 6.75% cv. pfd.	102,940	4,385,553
		11,164,803

Metals (1.6%)
Freeport-McMoRan Copper & Gold, Inc. 5.50% cv. pfd.	7,800	10,879,050

Natural Gas Utilities (2.2%)
El Paso Corp. 144A 4.99% cv. pfd.	6,550	7,516,944
Southern Union Co. $2.875 cv. pfd.	54,290	4,214,261
Southern Union Co. $2.50 cv. pfd.	61,700	3,162,125
		14,893,330

Oil & Gas (1.4%)
Amerada Hess Corp. $3.50 cv. pfd.	27,800	3,353,375
Chesapeake Energy Corp. $5.00 cum. cv. pfd.	13,700	1,892,313
Chesapeake Energy Corp. 144A $5.00 cum. cv. pfd.	32,400	4,658,537
		9,904,225

CONVERTIBLE PREFERRED STOCKS (31.3%)* continued

	Shares	Value

Photography/Imaging (1.4%)
Xerox Corp. $6.25 cv. pfd.	81,140	$9,371,670

Power Producers (1.0%)
NRG Energy, Inc. 5.75% cv. pfd. (acquired various
dates from 1/25/06 to 1/26/06, cost $6,736,468) ‡	26,900	6,654,388

Real Estate (1.2%)
Simon Property Group, Inc. $3.00 cv. pfd.	122,200	8,233,225

Retail (0.5%)
Rite Aid Corp. $1.375 cum. cv. pfd.	142,200	3,545,046

Tobacco (1.0%)
Universal Corp. 6.75% cv. pfd.	6,888	6,928,467

Total convertible preferred stocks (cost $203,406,820)		$215,454,490

COMMON STOCKS (1.5%)*

	Shares	Value

Interpublic Group of Companies, Inc. (The) †	594	$5,691
Masco Corp.	106,400	3,394,160
U.S. Bancorp	220,600	6,935,664

Total common stocks (cost $10,010,641)		$10,335,515

UNITS (0.4%)* (cost $1,950,000)

	Units	Value

Acquicor Technology, Inc. †	325,000	$2,509,000

SHORT-TERM INVESTMENTS (2.1%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	2,961,814	$2,961,814
Short-term investments held as collateral for loaned
securities with yields ranging from 4.70% to 5.01%
and due dates ranging from May 1, 2006 to June 2, 2006 (d)	$11,567,683	11,554,088

Total short-term investments (cost $14,515,902)		$14,515,902

TOTAL INVESTMENTS
Total investments (cost $649,052,557)		$690,748,371

   * Percentages indicated are based on net assets of $687,301,339.

   † Non-income-producing security.

(S) Securities on loan, in part or in entirety, at April 30, 2006.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2006 was $6,654,388 or 1.0% of net assets.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at April 30, 2006.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities April 30, 2006 (Unaudited)

ASSETS
Investment in securities, at value, including $11,239,171 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $646,090,743)	$ 687,786,557
Affiliated issuers (identified cost $2,961,814) (Note 5)	2,961,814

Dividends, interest and other receivables	4,314,237

Receivable for shares of the fund sold	402,432

Receivable for securities sold	5,890,533

Total assets	701,355,573

LIABILITIES
Payable for shares of the fund repurchased	955,363

Payable for compensation of Manager (Notes 2 and 5)	1,037,169

Payable for investor servicing and custodian fees (Note 2)	93,484

Payable for Trustee compensation and expenses (Note 2)	132,823

Payable for administrative services (Note 2)	3,588

Payable for distribution fees (Note 2)	185,271

Collateral on securities loaned, at value (Note 1)	11,554,088

Other accrued expenses	92,448

Total liabilities	14,054,234

Net assets	$ 687,301,339

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 780,343,148

Undistributed net investment income (Note 1)	10,779,873

Accumulated net realized loss on investments (Note 1)	(145,517,496)

Net unrealized appreciation of investments	41,695,814

Total — Representing net assets applicable to capital shares outstanding	$ 687,301,339

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($581,614,164 divided by 31,485,369 shares)	$18.47

Offering price per class A share
(100/94.75 of $18.47)*	$19.49

Net asset value and offering price per class B share
($56,109,449 divided by 3,086,440 shares)**	$18.18

Net asset value and offering price per class C share
($19,217,472 divided by 1,047,540 shares)**	$18.35

Net asset value and redemption price per class M share
($5,444,544 divided by 297,048 shares)	$18.33

Offering price per class M share
(100/96.75 of $18.33)*	$18.95

Net asset value, offering price and redemption price per class R share
($780,937 divided by 42,355 shares)	$18.44

Net asset value, offering price and redemption price per class Y share
($24,134,773 divided by 1,306,519 shares)	$18.47

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $72,293
from investments in affiliated issuers) (Note 5)	$ 6,505,161

Dividends	6,376,791

Securities lending	74,076

Total investment income	12,956,028

EXPENSES
Compensation of Manager (Note 2)	2,114,856

Investor servicing fees (Note 2)	387,815

Custodian fees (Note 2)	80,639

Trustee compensation and expenses (Note 2)	19,092

Administrative services (Note 2)	16,235

Distribution fees — Class A (Note 2)	715,922

Distribution fees — Class B (Note 2)	304,890

Distribution fees — Class C (Note 2)	91,429

Distribution fees — Class M (Note 2)	20,949

Distribution fees — Class R (Note 2)	496

Other	96,754

Non-recurring costs (Notes 2 and 6)	4,706

Costs assumed by Manager (Notes 2 and 6)	(4,706)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(98,719)

Total expenses	3,750,358

Expense reduction (Note 2)	(33,362)

Net expenses	3,716,996

Net investment income	9,239,032

Net realized gain on investments (Notes 1 and 3)	29,389,026

Net unrealized appreciation of investments during the period	22,999,478

Net gain on investments	52,388,504

Net increase in net assets resulting from operations	$61,627,536

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	4/30/06*	10/31/05

Operations:
Net investment income	$ 9,239,032	$ 20,297,346

Net realized gain on investments	29,389,026	59,635,268

Net unrealized appreciation (depreciation) of investments	22,999,478	(35,815,826)

Net increase in net assets resulting from operations	61,627,536	44,116,788

Distributions to shareholders: (Note 1)

From net investment income

Class A	(8,423,584)	(18,117,886)

Class B	(685,760)	(1,931,698)

Class C	(205,667)	(367,307)

Class M	(69,375)	(165,203)

Class R	(3,457)	(1,867)

Class Y	(382,287)	(950,786)

Redemption fees (Note 1)	15	320

Decrease from capital share transactions (Note 4)	(42,481,368)	(84,797,819)

Total increase (decrease) in net assets	9,376,053	(62,215,458)

NET ASSETS
Beginning of period	677,925,286	740,140,744

End of period (including undistributed net investment income
of $10,779,873 and $11,310,971, respectively)	$687,301,339	$677,925,286
* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006**	$17.13	.25(d,e)	1.35	1.60	(.26)	—	(.26)	—(f )	$18.47	9.43*	$581,614	.51*(d,e)	1.39*(d,e)	35.13*
October 31, 2005	16.60	.50(d,g)	.56	1.06	(.53)	—	(.53)	—(f)	17.13	6.41	564,822	1.03(d)	2.91(d,g)	66.46
October 31, 2004	15.46	.51(d)	1.17	1.68	(.54)	—	(.54)	—(f )	16.60	10.92	592,537	1.09(d)	3.09(d)	52.98
October 31, 2003	12.32	.58	3.14	3.72	(.58)	—	(.58)	—	15.46	30.79	645,260	1.07	4.20	93.66
October 31, 2002	13.32	.63(h)	(1.01)(h)	(.38)	(.62)	—	(.62)	—	12.32	(3.20)	542,156	1.08	4.63(h)	116.36
October 31, 2001	18.62	.75	(4.27)	(3.52)	(.62)	(1.16)	(1.78)	—	13.32	(19.85)	657,937	1.01	4.86	207.64

CLASS B
April 30, 2006**	$16.86	.18(d,e)	1.34	1.52	(.20)	—	(.20)	—(f )	$18.18	9.04*	$56,109	.88*(d,e)	1.01*(d,e)	35.13*
October 31, 2005	16.34	.36(d,g)	.55	.91	(.39)	—	(.39)	—(f )	16.86	5.61	65,205	1.78(d)	2.16(d,g)	66.46
October 31, 2004	15.22	.38(d)	1.15	1.53	(.41)	—	(.41)	—(f)	16.34	10.10	99,042	1.84(d)	2.34(d)	52.98
October 31, 2003	12.14	.47	3.09	3.56	(.48)	—	(.48)	—	15.22	29.82	129,317	1.82	3.45	93.66
October 31, 2002	13.13	.52(h)	(.99)(h)	(.47)	(.52)	—	(.52)	—	12.14	(3.91)	106,343	1.83	3.88(h)	116.36
October 31, 2001	18.37	.63	(4.21)	(3.58)	(.50)	(1.16)	(1.66)	—	13.13	(20.46)	143,286	1.76	4.09	207.64

CLASS C
April 30, 2006**	$17.01	.18(d,e)	1.36	1.54	(.20)	—	(.20)	—(f )	$18.35	9.10*	$19,217	.88*(d,e)	1.02*(d,e)	35.13*
October 31, 2005	16.50	.37(d,g)	.55	.92	(.41)	—	(.41)	—(f )	17.01	5.60	17,952	1.78(d)	2.17(d,g)	66.46
October 31, 2004	15.38	.38(d)	1.16	1.54	(.42)	—	(.42)	—(f )	16.50	10.09	11,587	1.84(d)	2.32(d)	52.98
October 31, 2003	12.27	.47	3.13	3.60	(.49)	—	(.49)	—	15.38	29.79	7,178	1.82	3.34	93.66
October 31, 2002	13.26	.52(h)	(.99)(h)	(.47)	(.52)	—	(.52)	—	12.27	(3.87)	3,999	1.83	3.87(h)	116.36
October 31, 2001	18.55	.64	(4.27)	(3.63)	(.50)	(1.16)	(1.66)	—	13.26	(20.51)	4,825	1.76	4.12	207.64

CLASS M
April 30, 2006**	$16.99	.20(d,e)	1.36	1.56	(.22)	—	(.22)	—(f )	$18.33	9.24*	$5,445	.75*(d,e)	1.14*(d,e)	35.13*
October 31, 2005	16.48	.41(d,g)	.54	.95	(.44)	—	(.44)	—(f )	16.99	5.79	5,662	1.53(d)	2.41(d,g)	66.46
October 31, 2004	15.35	.42(d)	1.16	1.58	(.45)	—	(.45)	—(f )	16.48	10.36	6,790	1.59(d)	2.59(d)	52.98
October 31, 2003	12.24	.51	3.12	3.63	(.52)	—	(.52)	—	15.35	30.14	9,248	1.57	3.65	93.66
October 31, 2002	13.23	.56(h)	(1.00)(h)	(.44)	(.55)	—	(.55)	—	12.24	(3.65)	6,861	1.58	4.13(h)	116.36
October 31, 2001	18.50	.67	(4.24)	(3.57)	(.54)	(1.16)	(1.70)	—	13.23	(20.27)	9,345	1.51	4.34	207.64

CLASS R
April 30, 2006**	$17.11	.27(d,e)	1.32	1.59	(.26)	—	(.26)	—(f )	$18.44	9.34*	$781	.63*(d,e)	1.48*(d,e)	35.13*
October 31, 2005	16.60	.46(d,g)	.54	1.00	(.49)	—	(.49)	—(f )	17.11	6.07	87	1.28(d)	2.67(d,g)	66.46
October 31, 2004†	15.79	.43(d)	.89	1.32	(.51)	—	(.51)	—	16.60	8.43*	47	1.23*(d)	2.60*(d)	52.98

CLASS Y
April 30, 2006**	$17.13	.27(d,e)	1.36	1.63	(.29)	—	(.29)	—(f )	$18.47	9.57*	$24,135	.38*(d,e)	1.51*(d,e)	35.13*
October 31, 2005	16.60	.54(d,g)	.56	1.10	(.57)	—	(.57)	—(f )	17.13	6.68	24,197	.78(d)	3.15(d,g)	66.46
October 31, 2004	15.46	.53(d)	1.19	1.72	(.58)	—	(.58)	—(f )	16.60	11.21	30,138	.84(d)	3.35(d)	52.98
October 31, 2003	12.32	.62	3.13	3.75	(.61)	—	(.61)	—	15.46	31.11	40,883.82		4.46	93.66
October 31, 2002	13.32	.66(h)	(1.00)(h)	(.34)	(.66)	—	(.66)	—	12.32	(2.96)	36,910.83		4.87(h)	116.36
October 31, 2001	18.63	.79	(4.28)	(3.49)	(.66)	(1.16)	(1.82)	—	13.32	(19.68)	45,561.76		5.12	207.64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period.

As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	4/30/06	10/31/05	10/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
	Per share	of net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.03

Class C	<0.01	0.02

Class M	<0.01	0.03

Class R	<0.01	0.02

Class Y	<0.01	0.03

(h) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13% for class A, B, C, M and Y shares. The per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Convertible Income-Growth Trust (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks, with equal emphasis, current income and capital appreciation by investing primarily in U.S. securities that can be converted or exchanged for common stock. The fund’s secondary objective is conservation of capital. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2006, the value of securities loaned amounted to $11,239,171. The fund received cash collateral of $11,554,088 which is pooled with collateral of other Putnam funds into 31 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $174,906,522 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$88,179,506	October 31, 2009

86,727,016	October 31, 2010

The aggregate identified cost on a tax basis is $649,052,557, resulting in gross unrealized appreciation and depreciation of $67,340,414 and $25,644,600, respectively, or net unrealized appreciation of $41,695,814.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2006, Putnam Management has assumed $4,706 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2006, the fund incurred $468,454 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2006, the fund’s expenses were reduced by $33,362 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $369, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $6,290 and $156 from the sale of class A and class M shares, respectively, and received $33,675 and $292 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received $5,750 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $237,124,607 and $289,994,396, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/06:
Shares sold	1,476,678	$ 26,527,736

Shares issued
in connection
with reinvestment
of distributions	400,623	7,124,996

	1,877,301	33,652,732

Shares
repurchased	(3,373,417)	(60,328,410)

Net decrease	(1,496,116)	$ (26,675,678)

Year ended 10/31/05:
Shares sold	4,325,413	$ 73,946,315

Shares issued
in connection
with reinvestment
of distributions	685,380	11,792,814

	5,010,793	85,739,129

Shares
repurchased	(7,719,342)	(131,680,703)

Net decrease	(2,708,549)	$ (45,941,574)

CLASS B	Shares	Amount

Six months ended 4/30/06:
Shares sold	137,087	$ 2,421,400

Shares issued
in connection
with reinvestment
of distributions	30,528	534,274

	167,615	2,955,674

Shares
repurchased	(949,682)	(16,773,660)

Net decrease	(782,067)	$(13,817,986)

Year ended 10/31/05:
Shares sold	607,922	$ 10,226,518

Shares issued
in connection
with reinvestment
of distributions	71,636	1,211,223

	679,558	11,437,741

Shares
repurchased	(2,871,154)	(48,160,114)

Net decrease	(2,191,596)	$(36,722,373)

CLASS C	Shares	Amount

Six months ended 4/30/06:
Shares sold	121,989	$ 2,184,183

Shares issued
in connection
with reinvestment
of distributions	6,661	117,799

	128,650	2,301,982

Shares
repurchased	(136,490)	(2,431,447)

Net decrease	(7,840)	$ (129,465)

Year ended 10/31/05:
Shares sold	551,925	$ 9,360,785

Shares issued
in connection
with reinvestment
of distributions	9,839	167,528

	561,764	9,528,313

Shares
repurchased	(208,404)	(3,519,609)

Net increase	353,360	$ 6,008,704

CLASS M	Shares	Amount

Six months ended 4/30/06:
Shares sold	8,690	$154,476

Shares issued
in connection
with reinvestment
of distributions	3,208	56,612

	11,898	211,088

Shares
repurchased	(48,020)	(857,710)

Net decrease	(36,122)	$(646,622)

Year ended 10/31/05:
Shares sold	38,787	$660,507

Shares issued
in connection
with reinvestment
of distributions	6,335	107,838

	45,122	768,345

Shares
repurchased	(124,038)	(2,089,163)

Net decrease	(78,916)	$(1,320,818)

CLASS R	Shares	Amount

Six months ended 4/30/06:
Shares sold	37,677	$685,464

Shares issued
in connection
with reinvestment
of distributions	192	3,457

	37,869	688,921

Shares
repurchased	(610)	(10,799)

Net increase	37,259	$678,122

Year ended 10/31/05:
Shares sold	2,366	$40,344

Shares issued
in connection
with reinvestment
of distributions	73	1,252

	2,439	41,596

Shares
repurchased	(153)	(2,612)

Net increase	2,286	$38,984

CLASS Y	Shares	Amount

Six months ended 4/30/06:
Shares sold	24,799	$445,295

Shares issued
in connection
with reinvestment
of distributions	21,301	378,704

	46,100	823,999

Shares
repurchased	(152,416)	(2,713,738)

Net decrease	(106,316)	$(1,889,739)

Year ended 10/31/05:
Shares sold	140,229	$2,404,173

Shares issued
in connection
with reinvestment
of distributions	55,488	950,786

	195,717	3,354,959

Shares
repurchased	(597,942)	(10,215,701)

Net decrease	(402,225)	$(6,860,742)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2006, management fees paid were reduced by $2,189 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $72,293 for the period ended April 30, 2006. During the period ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $106,312,435 and $107,322,172, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $175,813 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $96,530 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended April 30, 2006. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, UBS Warburg, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended April 30, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Lehman Brothers, Merrill Lynch, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA019 234358 6/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Income-Growth Fund

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006